UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                       Date of Report: August 25, 2003

                        COMMISSION FILE NUMBER: 000-31735


                              MICROSIGNAL CORPORATION
         ---------------------------------------------------------------
        (Exact name of small business issuer as specified in its charter)

           Nevada                                          88-0231200
------------------------------------------            --------------------
(State or other jurisdiction of                         (I.R.S. Employer
 incorporation or organization)                         Identification No.)


345 Southpointe Boulevard Canonsburg, Pa                     15317
------------------------------------------            --------------------
(Address of principal executive offices)                  (Zip Code)




Item 5.  Other Matters.

On Monday, August 25, 2003 MicroSignal and two of its directors filed a verified complaint for declaratory judgment in the Las Vegas, NV seeking to declare invalid the unilateral appointment of three new directors to the Board of Directors by former President and CEO Matthew McConaghy. A temporary restraining order and preliminary injunction were sought at the same time.

The lawsuit captioned MicroSignal Corp. et al. v. Matthew McConaghy et al. (Case No. A472656) (Dept. I) was filed by the law firm of Jason G. Landess & Associates of Las Vegas, NV (702-232-3913) following the termination of Mr. McConaghy by a quorum of the Board of Directors meeting in emergency session. The lawsuit alleges that Mr. McConaghy had recently proposed two resolutions to the Board of Directors, which sought to award himself exemplary compensation. After the Board of Directors reviewed the request, they deemed it appropriate to hold a Special Meeting to consider the matter and related issues concerning Mr. McConaghy. After notice was given to Mr. McConaghy, it is alleged that he unilaterally sought to stack the Board of Directors with three new appointees sometime on Saturday, August 23, 2003 in an attempt to obtain the necessary favorable votes on the two resolutions. An ex parte temporary restraining order was granted enjoining Mr. McConaghy from continuing to act as the President and CEO of MicroSignal and enjoining the three directors nominated by Mr. McConaghy from acting as members of the Board of Directors until such time as a proper meeting is held by the Board of Directors to vote on their nominations by Mr. McConaghy who still serves as a director. A hearing on a preliminary injunction has been scheduled. No wrongdoing was alleged against the individuals recruited by Mr. McConaghy to sit on the Board of Directors other than the ultra vires nature of their attempted appointment to the Board of Directors.

Information concerning the lawsuit is available by accessing the Blackstone Software database at www.co.clark.nv.us/district_court/casemgmt.htm.

On August 25, 2003, Mr. Robert A. Braner was appointed as the interim President of the Company. He brings with him more than thirty years experience in providing leadership to progressively minded growth companies and internationally known organizations. Mr. Braner combines diverse financial, management and creative leadership with solid and diversified, extensive international experience in the cross-cultural business process. He was the former President and Chief Operating Officer of Automobili Lamborghini USA, Inc.


On August 25, 2003, the Board of Directors selected Melissa R. Blue as the Corporate Secretary of the Company. Ms. Blue is originally from New Jersey and moved to South Carolina to receive her Bachelors of Science in Business Administration with the concentration in Accounting from Winthrop University in Rock Hill. She has previously worked for small and medium sized accounting firms in both Las Vegas and in Columbia, South Carolina. Ms. Blue was one of the founders of a Las Vegas CPA firm in 2002 and was the lead auditor for the firm's public company clients. Ms. Blue is also a member of the Nevada Society of CPA's, the American Institute of CPA, and the local chapter of the Latin Chamber of Commerce.



                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              MicroSignal Corporation
                              ----------------------
                              (Name of Registrant)



Date:  August 26, 2003        By:/s/ Robert A. Braner
                              ----------------
                              Robert A. Braner
                              Interim President





                              ACQUISITION AGREEMENT

Agreement dated as of April 1, 2003 between MICROSIGNAL CORPORATION, a Nevada corporation ("MSGL/BUYER") on behalf of its shareholders, and EXXCODE, INC., a Nevada corporation ("EXX/SELLER") on behalf of its shareholders.

The parties wish to provide for Exxcode's sale of the Shares to MicroSignal and MicroSignal's purchase of the Shares from Exxcode under the terms and conditions of this Agreement.

The parties agree as follows:

     1. The Acquisition.

          1.1 Purchase and Sale. Subject to the terms and conditions of this Agreement, at the Closing to be held as provided in Section 2, Exxcode shall sell the Shares to MicroSignal, and MicroSignal shall purchase the Shares from Exxcode, free and clear of all encumbrances.

          1.2 Purchase Price. Purchaser will exchange 25,000,000 newly issued shares of its restricted common stock for each share representing all of the outstanding capital stock or ownership interest of Exxcode. It is anticipated that this transaction will be a nontaxable event under section 368 of the IRS Code.

     2. The Closing.

          2.1 Place and Time. The closing of the sale and purchase of the Shares (the "Closing") shall take place in Las Vegas, Nevada no later than the close of business (PST) on April 7, 2003, or at such other place, date and time as the parties may agree in writing.

          2.2 Deliveries by Exxcode. At the Closing, Exxcode shall deliver the following to MicroSignal:

               (a) Certificates representing  the  Shares,  duly  endorsed  for transfer to MicroSignal and accompanied by any applicable stock transfer tax stamps; Exxcode shall cause MicroSignal to change those certificates for, and to deliver to MicroSignal at the Closing, a certificate representing the Shares registered in the name of MicroSignal (without any legend or other reference to any Encumbrance).

               (b) The documents contemplated by Section 3.

               (c) All other documents, instruments  and  writings  required by this Agreement to be delivered by Exxcode at the Closing and any other documents or records relating to Exxcode's business reasonably requested by MicroSignal in connection with this Agreement.

          2.3  Deliveries by MicroSignal.   At  the  Closing, MicroSignal shall
               deliver the following to Exxcode:

               (a) The shares as contemplated by section 1.

               (b) The documents contemplated by Section 4.

               (c) All other documents, instruments and  writings  required  by this Agreement to be delivered by MicroSignal at the Closing.

     3.   Conditions to MicroSignal's Obligations.

The obligations of MicroSignal to effect the Closing shall be subject to the satisfaction at or prior to the Closing of the following conditions, any one or more of which may be waived by MicroSignal:

          3.1  Representations, Warranties and Agreements.

               (a) The  representations  and warranties of Exxcode set forth in this Agreement shall be true and complete in all material respects as of the Closing Date as though made at such time, and

               (b) Exxcode shall have performed and complied  in  all  material respects with the agreements contained in this Agreement required to be performed and complied with by it at or prior to the Closing.

          3.2 Resignations of Directors. All directors of MicroSignal, and its Subsidiaries whose resignations shall have been requested by Exxcode before the Closing Date shall have submitted their resignations or been removed effective as of the Closing Date.

     4.   Conditions to Exxcode 's Obligations.

The obligations of Exxcode to effect the Closing shall be subject to the satisfaction at or prior to the Closing of the following conditions, any one or more of which may be waived by Exxcode:

          4.1  Representations, Warranties and Agreements.

               (a) The representations  and warranties of MicroSignal set forth in this Agreement shall be true and complete in all material respects as of the Closing Date as though made at such time, and

               (b) MicroSignal  shall  have  performed   and  complied  in  all
                  material respects with the agreements contained in this Agreement required to be performed and complied with by it prior to or at the Closing.

     5.   Representations and Warranties of Exxcode.

Exxcode represents and warrants to MicroSignal that, to the knowledge of Exxcode (which limitation shall not apply to Section 5.3), and except as set forth in the Disclosure Letter:

          5.1 Organization of Exxcode; Authorization. Exxcode is a corporation duly organized, validly existing and in good standing under the laws of Nevada with full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action of Exxcode and this Agreement constitutes a valid and binding obligation of Exxcode, enforceable against it in accordance with its terms.

          5.2 Conflict as to Exxcode: Neither the execution and delivery of this Agreement nor the performance of MicroSignal's obligations hereunder will (a) violate any provision of the certificate of incorporation or by-laws of Exxcode or (b) violate any statute or law or any judgment, decree, order, regulation or rule of any court or other Governmental Body applicable to Exxcode.

          5.3 Ownership of Shares. The delivery of certificates to MicroSignal and the payment to Exxcode will result in
               MicroSignal's immediate acquisition of record and beneficial ownership of the Shares, free and clear of all Encumbrances. There are no outstanding options, rights, conversion rights, agreements or commitments of any kind relating to the issuance, sale or transfer of any Equity Securities or other securities of Exxcode.

          5.4 Title to Properties. Either Exxcode, or one of its Subsidiaries owns all the material properties and assets that they purport to own (real, personal and mixed, tangible and intangible), including, without limitation, all the material properties and assets reflected in the Balance Sheet (except for property sold since the date of the Balance Sheet in the ordinary course of business or leased under capitalized leases), and all the material properties and assets purchased or otherwise acquired by Exxcode or any of its Subsidiaries since the date of the Balance Sheet.

          5.5 Buildings, Plants and Equipment. The buildings, plants, structures and material items of equipment and other personal property owned or leased by Exxcode, or its Subsidiaries are, in all respects material to the business or financial condition of Exxcode and its Subsidiaries, taken as a whole, in good operating condition and repair (ordinary wear and tear excepted) and are adequate in all such respects for the purposes for which they are being used.

          5.6  Absence  of  Certain  Changes.   Since the date of  the  Balance
               Sheet, neither Exxcode nor any of its Subsidiaries has:

               (a) suffered the damage or destruction  of any of its properties or assets (whether or not covered by insurance) which is materially adverse to the business or financial condition of Exxcode and its Subsidiaries, taken as a whole, or made any disposition of any of its material properties or assets other than in the ordinary course of business;

               (b) made  any  change  or  amendment  in   its   certificate  of
                   incorporation or by-laws, or other governing instruments;

               (c) issued  or  sold any Equity Securities or other  securities, acquired, directly or indirectly, by redemption or otherwise, any such Equity Securities, reclassified, split-up or otherwise changed any such Equity Security, or granted or entered into any options, warrants, calls or commitments of any kind with respect thereto;

               (d) paid,  discharged or satisfied any material claim, liability or obligation (absolute, accrued, contingent or otherwise), other than in the ordinary course of business;

               (e) prepaid any material  obligation  having  a maturity of more than 90 days from the date such obligation was issued or incurred;

               (f) cancelled  any  material debts or waived any material claims or rights, except in the ordinary course of business;

          5.8 No Material Adverse Change. Since the date of the Balance Sheet, there has not been any material adverse change in the business or financial condition of Exxcode and its Subsidiaries taken as a whole, other than changes resulting from economic conditions prevailing in the United States.

          5.9 Brokers or Finders. Exxcode has not employed any broker or finder or incurred any liability for any brokerage or finder's fees or commissions or similar payments in connection with the sale of shares to MicroSignal.

          5.10 Transactions with Directors and Officers. Exxcode and its Subsidiaries do not engage in business with any Person (other than Exxcode) in which any of Exxcode's directors or officers has a material equity interest. No director or officer of Exxcode owns any property, asset or right which is material to the business of Exxcode and its Subsidiaries, taken as a whole.

     6.   Representations and Warranties of MicroSignal.

MicroSignal represents and warrants to Exxcode as follows:

          6.1 Organization of MicroSignal; Authorization. MicroSignal is a corporation duly organized, validly existing and in good standing under the laws of Nevada, with full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action of MicroSignal and this Agreement constitutes a valid and binding obligation of MicroSignal, enforceable against it in accordance with its terms.

          6.2 Brokers or Finders. MicroSignal has not employed any broker or finder or incurred any liability for any brokerage or finder's fees or commissions or similar payments in connection with any of the transactions contemplated hereby.

          6.3 Purchase for Investment. MicroSignal is purchasing the shares solely for its own account for the purpose of investment and not with a view to, or for sale in connection with, any distribution of any portion thereof in violation of any applicable securities law.

          6.4 Conflict as to MicroSignal. Neither the execution and delivery of this Agreement nor the performance of MicroSignal's obligations hereunder will (a) violate any provision of the certificate of incorporation or by-laws of MicroSignal or (b) violate any statute or law or any judgment, decree, order, regulation or rule of any court or other Governmental Body applicable to MicroSignal.

          6.5  MicroSignal is  a  publicly  traded company, which trades on the
               OTC: Bulletin Board. MicroSignal has properly filed all documentation with all applicable bodies necessary to become and remain a publicly traded company. MicroSignal will assist in completion of overdue SEC filings.

          6.6 There are no pending or threatened legal or regulatory claims, demands or liabilities of any kind or nature against MicroSignal of it assets other than as disclosed.

          6.7 MicroSignal has filed all federal, state and local income or other tax returns as required by law, and has paid all taxes which are due, and has no tax delinquencies of any kind.

          6.8 There are currently 117,645,058 shares issued and outstanding in MicroSignal. The shares, when issued were properly distributed under applicable securities laws, and MicroSignal has taken no action to cause said stock to lose its current trading status. There are no warrants, option agreements or pending subscription agreements  whereby  MicroSignal  is  obligated  to  issue  any additional stock to any person.

          6.9 Upon closing, Exxcode's shareholders will receive a controlling interest in and complete management control over MicroSignal by virtue of their stock ownership, and there are no shareholder rights or agreements, or other legal impediments to the transfer of management control of MicroSignal.

     7.   Access and Reporting; Filings With Governmental Authorities.

          7.1 Access. Between the date of this Agreement and the Closing Date, Exxcode shall, and shall cause Exxcode to, (a) give MicroSignal and its authorized representatives reasonable access to all plants, offices, warehouse and other facilities and properties of Exxcode and its Subsidiaries and to the books and records of Exxcode and its Subsidiaries, (b) permit MicroSignal to make inspections thereof, and (c) cause its officers and its advisors to furnish MicroSignal with such financial and operating data and other information with respect to the business and properties of Exxcode and its Subsidiaries and to discuss with MicroSignal and its authorized representatives the affairs of Exxcode and its Subsidiaries, all as MicroSignal may from time to time reasonably request.

          7.2 Exclusivity. From the date hereof until the earlier of the Closing or the termination of this Agreement, Exxcode shall not solicit or negotiate or enter into any agreement with any other Person with respect to or in furtherance of any proposal for a merger or business combination involving, or acquisition of any interest in, or (except in the ordinary course of business) sale of assets by, Exxcode except for the acquisition of the Shares by MicroSignal.

          7.3 Publicity. Between the date of this Agreement and the Closing Date, Exxcode and MicroSignal shall, and Exxcode and MicroSignal shall cause MicroSignal to, discuss and coordinate with respect to any public filing or announcement or any internal or private announcement (including any general announcement to employees) concerning the contemplated transaction.

          7.4 Confidentiality. Prior to the Closing Date (or at any time if the Closing does not occur) MicroSignal shall keep confidential and not disclose to any Person (other than its employees, attorneys, accountants and advisors) or use (except in connection with the transactions contemplated hereby) all non-public information obtained by MicroSignal pursuant to Section
               7.1. Following the Closing, Exxcode shall keep confidential and not disclose to any Person (other than its employees, attorneys, accountants and advisors) or use (except in connection with preparing Tax Returns and conducting proceeds relating to Taxes) any nonpublic information relating to MicroSignal and its
               Subsidiaries.   This  Section  7.7  shall  not  be  violated  by
               disclosure pursuant to court order or as otherwise required by law, on condition that notice of the requirement for such disclosure is given the other party prior to making any disclosure and the party subject to such requirement cooperates as the other may reasonably request in resisting it. If the Closing does not occur, MicroSignal shall return to Exxcode, or destroy, all information it shall have received from Exxcode or in connection with this Agreement and the transactions contemplated hereby, together with any copies or summaries thereof or extracts therefrom. Exxcode and MicroSignal shall use their best efforts to cause their respective representatives, employees, attorneys, accountants and advisors to whom information is disclosed pursuant to Sections 7.1 and
               7.6 to comply with the provisions of this Section 7.7.

     8.   Conduct of Exxcode's Business Prior to the Closing.

          8.1 Operation in Ordinary Course. Between the date of this Agreement and the Closing Date, Exxcode shall cause Exxcode and its Subsidiaries to conduct their businesses in all material respects in the ordinary course.

          8.2 Business Organization. Between the date of this Agreement and the Closing Date, Exxcode shall use its reasonable efforts, and shall cause Exxcode and each of its Subsidiaries to use its respective reasonable efforts, to (a) preserve substantially intact the business organization of Exxcode and each of its Subsidiaries and keep available the services of the present officers and employees of Exxcode and each of its Subsidiaries, and (b) preserve in all material respects the present business relationships and good will of Exxcode and each of its Subsidiaries.

          8.3 Corporate Organization. Between the date of this Agreement and the Closing Date, neither MicroSignal or Exxcode shall not cause or permit any amendment of the certificate of incorporation or by-laws (or other governing instrument) of Exxcode or any of its Subsidiaries, and shall cause Exxcode and each of its Subsidiaries not to:

               (a) issue,  sell  or  otherwise  dispose  of any  of its  Equity
                   Securities, or create, sell or otherwise dispose of any options, rights, conversion rights or other agreements or commitments of any kind relating to the issuance, sale or disposition of any of its Equity Securities;

               (b) sell  or  otherwise  dispose  of any  Equity  Securities  of
                   Exxcode or any of its Subsidiaries, or create or suffer to be created any Encumbrance thereon, or create, sell or otherwise dispose of any options, rights, conversion rights or other agreements or commitments of any kind relating to the sale or disposition of any Equity Securities of Exxcode or any of its Subsidiaries;

               (c) reclassify,  split up or otherwise  change any of its Equity
                   Securities;

               (d) be party to any  merger,   consolidation  or other  business
                   combination;

               (e) sell,  lease,  license  or  otherwise  dispose of any of its properties or assets (including, but not limited to rights with respect to patents and registered trademarks and copyrights or other proprietary rights), in an amount which is material to the business or financial condition of Exxcode and its Subsidiaries, taken as a whole, except in the ordinary course of business.

     9.   Survival of Representations and Warranties; Indemnification.

          9.1 Survival. No representation or warranty contained in this Agreement or in any certificate or document delivered pursuant hereto shall survive the Closing, except for those contained in Sections 5.1, 5.2, 5.3(only as to Exxcode), 5.10, 6.1, 6.2, 6.3,
               6.4(the "Surviving Representations and Warranties ").

          9.2 Indemnification by Exxcode. Exxcode shall indemnify and hold harmless MicroSignal and MicroSignal and shall reimburse MicroSignal and MicroSignal for any loss, liability, damage or expense (including reasonable attorneys fees) (collectively,

               "Damages") arising from or in connection with (a) any inaccuracy in any of the Surviving Representations and Warranties of Exxcode in this Agreement or (b) any failure by Exxcode to perform or comply with any agreement in this Agreement.

          9.3 Indemnification by MicroSignal. MicroSignal shall indemnify and hold harmless Exxcode, and shall reimburse Exxcode for, any Damages arising from or in connection with (a) any inaccuracy in any of the Surviving Representations and Warranties of MicroSignal in this Agreement, (b) any failure by MicroSignal to perform or comply with any agreement in this Agreement, except that after the Closing no claim shall be made with respect to the failure to perform or comply with any agreement required to have been performed or complied with prior to the Closing Date, and (c) any payments made by Exxcode after the Closing pursuant to any guaranty by Exxcode of any obligation of MicroSignal or any of its Subsidiaries (other than as contemplated by Section 2.4). MicroSignal shall use its best efforts to obtain Exxcode' release from any such guaranties.

     10.  Termination.

               Termination. This Agreement may be terminated before the Closing occurs only as follows:

               (a) By written agreement of Exxcode and MicroSignal at any time.

               (b) By Exxcode, by notice to  MicroSignal at any time, if one or more of the conditions specified in Section 4 is not satisfied at the time at which the Closing (as it may be deferred pursuant to Section 2.1) would otherwise occur or if satisfaction of such a condition is or becomes impossible.

               (c) By MicroSignal, by notice  to Exxcode at any time, if one or more of the conditions specified in Section 3 is not satisfied at the time at which the Closing (as it may be deferred pursuant to Section 2.1), would otherwise occur of if satisfaction of such a condition is or becomes impossible.

               (d) By MicroSignal or Exxcode,  by  notice  to  the other at any time after April 4, 2003.

          10.1 Effect of Termination. If this Agreement is terminated pursuant to Section 10(a), this Agreement shall terminate without any liability or further obligation of any party to another.

     11. Notices.

    All notices, consents, assignments and other communications under this Agreement shall be in writing and shall be deemed to have been duly given when (a) delivered by hand, (b) sent by telex or telecopier (with receipt confirmed), provided that a copy is mailed by registered mail, return receipt requested, or (c) received by the delivery service (receipt requested), in each case to the appropriate addresses, telex numbers and telecopier numbers set forth below (or to such other addresses, telex numbers and telecopier numbers as a party may designate as to itself by notice to the other parties).

     If to Exxcode:                         If to MicroSignal:

     Exxcode, Inc.                           MicroSignal Corporation
     3919 Pheasant Drive, #4                 245 Southpointe Blvd., Suite 110
     Carson City, NV 89701                   Canonsburg, Pennsylvania 15317

     12. Miscellaneous.

          12.1 Expenses. Each party shall bear its own expenses incident to the preparation, negotiation, execution and delivery of this Agreement and the performance of its obligations hereunder.

          12.2 Captions. The captions in this Agreement are for convenience of reference only and shall not be given any effect in the interpretation of this agreement.

          12.3 No Waiver. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing.

          12.4 Exclusive Agreement; Amendment. This Agreement supersedes all prior agreements among the parties with respect to its subject matter and is intended (with the documents referred to herein) as a complete and exclusive statement of the terms of the agreement among the parties with respect thereto and cannot be changed or terminated orally.

          12.5 Counterparts.   This  Agreement  may be executed in two or  more
               counterparts, each of which shall be considered an original, but all of which together shall constitute the same instrument.

          12.6 Governing Law. This Agreement and (unless otherwise provided) all amendments hereof and waivers and consents hereunder shall be governed by the internal law of the State of Nevada, without regard to the conflicts of law principles thereof.

          12.7 Binding Effect. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, provided that neither party may assign its rights hereunder without the consent of the other except that MicroSignal may assign its rights (but not its obligations) under this Agreement to its wholly-owned Subsidiary without the consent of Exxcode, provided that, after the Closing, no consent of Exxcode shall be needed in connection with any merger or consolidation of MicroSignal with or into another entity.


Dated:  April 1, 2003


                             MicroSignal Corporation


				/s/ Matthew McConaghy
                             ------------------------------------------
                             By: Matthew McConaghy
                             CEO & President



                             Exxcode, Inc.


				/s/ Richard Taulli
                             ---------------------------
                             By: Richard Taulli
                             President


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